Janus Aspen Series
Janus Henderson Balanced Portfolio
Janus Henderson Flexible Bond Portfolio
Institutional Shares
Service Shares
Supplement dated November 2, 2021
to Currently Effective Prospectuses
Effective immediately, Janus Henderson Balanced Portfolio’s and Janus Henderson Flexible Bond Portfolio’s (each, a “Portfolio”, and together, the “Portfolios”) prospectuses are revised as follows:

1.	Under “Principal Investment Strategies” in the Portfolio Summary section of Janus Henderson Balanced Portfolio’s prospectuses, the following paragraph is added as the fifth paragraph:
The Portfolio may invest in short sales of fixed-income securities and derivatives instruments.

2.	Under “Principal Investment Strategies” in the Portfolio Summary section of Janus Henderson Flexible Bond Portfolio’s prospectuses, the following paragraph is added as the fourth paragraph:
The Portfolio may invest in short sales of fixed-income securities and derivatives instruments.

3.
Under “Principal Investment Risks” in the Portfolio Summary section of the Portfolios’ prospectuses, the following risk factor is added after “Derivatives Risk” and before “Restricted Securities Risk”:

Short Sales Risk. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability to accurately anticipate the future value of a security. The Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Portfolio’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Portfolio to have higher expenses than those of other portfolios. In addition, due to the investment process of long and short positions, the Portfolio may be subject to additional transaction costs that may lower the Portfolio’s returns. The Portfolio’s use of short sales may also have a leveraging effect on the Portfolio’s holdings and may increase losses and the volatility of returns.

4.
Under “Additional Investment Strategies and General Portfolio Policies – Short Sales” in the “Additional Information about the Portfolios” section of the Portfolios’ prospectuses, the following paragraphs replace the first paragraph in its entirety:

The Portfolios may invest in short positions through short sales of stocks and structured products, and through derivatives that include swaps, uncovered written calls, and futures. With the exception of Flexible Bond Portfolio and Balanced Portfolio, each Portfolio’s gross notional exposure to short positions may not exceed 10% of each Portfolio’s net assets. Flexible Bond Portfolio’s gross notional exposure to short positions may not exceed 50% of the Portfolio’s net assets. Balanced Portfolio’s gross notional exposure to short positions may not exceed 50% of the net assets in the Portfolio’s fixed‑income portion, and may not exceed 10% of the net assets in the Portfolio’s equity portion.
A Portfolio may also engage in short sales “against the box” and options for hedging purposes that are not subject to the limits set forth above. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
Please retain this Supplement with your records.